                                                                               .
                                                                               .
                                                                               .

                                                                      EXHIBIT 21

                          IASIS HEALTHCARE CORPORATION
                                SUBSIDIARY LIST

ENTITY                                                                                      STATE OF INCORPORATION
ARIZONA DIAGNOSTIC & SURGICAL CENTER, INC.                                                  DELAWARE

BAPTIST JOINT VENTURE HOLDINGS, INC.                                                        DELAWARE

BEAUMONT HOSPITAL HOLDINGS, INC.                                                            DELAWARE

BILTMORE SURGERY CENTER HOLDINGS, INC.                                                      DELAWARE

BILTMORE SURGERY CENTER, INC.                                                               ARIZONA

BROOKWOOD DIAGNOSTIC CENTER OF TAMPA, INC.                                                  DELAWARE

CLINICARE OF FLORIDA, INC.                                                                  DELAWARE

CLINICARE OF TEXAS, INC.                                                                    DELAWARE

CLINICARE OF UTAH, INC.                                                                     DELAWARE

DAVIS HOSPITAL & MEDICAL CENTER, LP                                                         DELAWARE

DAVIS HOSPITAL HOLDINGS, INC.                                                               DELAWARE

DAVIS SURGICAL CENTER HOLDINGS, INC.                                                        DELAWARE

FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC.                                              DELAWARE

HEALTH CHOICE ARIZONA, INC.                                                                 DELAWARE

IASIS FINANCE, INC.                                                                         DELAWARE

IASIS HEALTHCARE CORPORATION                                                                DELAWARE

IASIS HEALTHCARE HOLDINGS, INC.                                                             DELAWARE

IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY, LLC                                             UTAH

IASIS HOME INFUSION AND MEDICAL EQUIPMENT, INC.                                             DELAWARE

IASIS HOSPITAL NURSE STAFFING COMPANY                                                       DELAWARE

IASIS MANAGEMENT COMPANY                                                                    DELAWARE

IASIS PHYSICIAN SERVICES, INC.                                                              DELAWARE

IASIS TRANSCO, INC.                                                                         DELAWARE

JORDAN VALLEY HOSPITAL HOLDINGS, INC.                                                       DELAWARE

JORDAN VALLEY HOSPITAL, LP                                                                  DELAWARE

MCS/AZ, INC.                                                                                DELAWARE

MEMORIAL HOSPITAL OF TAMPA, LP                                                              DELAWARE

ENTITY                                                                                       STATE OF INCORPORATION
MESA GENERAL HOSPITAL, LP                                                                    DELAWARE

METRO AMBULATORY SURGERY CENTER, INC.                                                        DELAWARE

ODESSA REGIONAL HOSPITAL, LP                                                                 DELAWARE

PALMS OF PASADENA HOMECARE, INC.                                                             DELAWARE

PALMS OF PASADENA HOSPITAL, LP                                                               DELAWARE

PIONEER VALLEY HEALTH PLAN, INC.                                                             DELAWARE

PIONEER VALLEY HOSPITAL, INC.                                                                DELAWARE

ROCKY MOUNTAIN MEDICAL CENTER, INC.                                                          DELAWARE

SALT LAKE REGIONAL MEDICAL CENTER, INC.                                                      DELAWARE

SOUTHRIDGE PLAZA HOLDINGS, INC.                                                              DELAWARE

SOUTHWEST GENERAL HOSPITAL, LP                                                               DELAWARE

SSJ ST. PETERSBURG HOLDINGS, INC.                                                            DELAWARE

ST. LUKE'S BEHAVIORAL HOSPITAL, LP                                                           DELAWARE

ST. LUKE'S MEDICAL CENTER, LP                                                                DELAWARE

TAMPA BAY STAFFING SOLUTIONS, INC.                                                           DELAWARE

TEMPE ST. LUKE'S HOSPITAL, LP                                                                DELAWARE

THE MEDICAL CENTER OF SOUTHEAST TEXAS, LP                                                    DELAWARE

TOWN & COUNTRY HOSPITAL, LP                                                                  DELAWARE

                                                                     PAGE 2 OF 2